Filed pursuant to 497(e)

File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED OCTOBER 11, 2019

TO THE

PROSPECTUS DATED APRIL 29, 2019

BRIGHTHOUSE/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO

Effective on or about October 15, 2019, it is expected that Roger Bayston will no longer serve as a portfolio manager of the Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I, and Tina Chou and David Yuen will each become a portfolio manager of the Portfolio. Effective on or about October 15, 2019, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Kent Burns, CFA, Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group, Sonal Desai, Ph.D., Executive Vice President and Chief Investment Officer of Franklin Templeton Fixed Income Group, Tina Chou, Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group, and David Yuen, CFA, FRM, Senior Vice President, Director of Quantitative Strategy and Portfolio Manager of Franklin Templeton Fixed Income Group, have managed the Portfolio since its inception in 2011, January 2019, October 2019, and October 2019, respectively.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth, sixth, seventh, eighth, and ninth paragraphs are deleted in their entirety and replaced with the following:

The Portfolio is managed by a team of dedicated professionals focused on investments in investment grade debt securities. The portfolio managers of the team, each of which serves as a co-lead portfolio manager, are as follows:

Kent Burns, CFA, Senior Vice President and Portfolio Manager for the Franklin Templeton Fixed Income Group. He specializes in U.S. multi-sector fixed income strategies and government-related bonds. Mr. Burns has been lead or co-lead portfolio manager of the Portfolio since its inception in 2011, and joined Franklin Advisers in 1994.

Tina Chou, Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group. Ms. Chou has been co-lead portfolio manager of the Portfolio since October 2019. She is a member of the team managing multi-sector fixed income strategies with a focus on corporate credit, credit derivatives, and relative value trades. Ms. Chou joined Franklin Templeton Investments in 2004 as a fixed income risk analyst and moved to the portfolio management team in 2007.

Sonal Desai, Ph.D., Executive Vice President and Chief Investment Officer of Franklin Templeton Fixed Income Group. Dr. Desai has been a portfolio manager of the Portfolio since 2019 and co-lead portfolio manager since October 2019. From 2016 to 2018, Dr. Desai served as a portfolio manager of the Brighthouse/Templeton International Bond Portfolio. Dr. Desai joined Franklin Templeton Investments in 2009 from Thames River Capital in London and has over 23 years of experience in the financial sector.

David Yuen, CFA, FRM, Senior Vice President and Director of Quantitative Strategy of Franklin Templeton Fixed Income Group. Mr. Yuen has been co-lead portfolio manager of the Portfolio since October 2019. Mr. Yuen develops portfolio strategies and investment processes with emphasis on sector allocation, portfolio construction, risk budgeting, attribution and relative value security selection procedures.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE